UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 11, 2010

DIMECO, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-49637	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (570) 253-1970

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

DIMECO, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2010, the Registrant’s Board of Directors approved amendments to the Registrant’s Bylaws to allow the issuance of uncertificated shares.  The text of the amendments is filed with this report as Exhibit 3.2.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits:

3.2           Amendments to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMECO, INC.
Date: February 19, 2010	By:	/s/ Maureen H. Bielman
Maureen H. Bielman Chief Financial Officer (Duly Authorized Representative)